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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 27, 2003
                                                          --------------


                                PULTE HOMES, INC
                                ----------------
             (Exact name of registrant as specified in its Chapter)


         Michigan                       1-9804                  38-2766606
----------------------------     --------------------     ----------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


    100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304
    -------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (248) 647-2750
                                                           --------------


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         On March 27, 2003, Pulte Homes, Inc. issued the press release attached hereto as Exhibit 99.1 announcing that Del Webb Corporation has given notice of its election to redeem all of Del Webb's outstanding 9.375% senior subordinated debentures due 2009, with an original principal amount of $200 million.

ITEM 7. EXHIBITS

         Exhibit 99.1: Press release dated March 27, 2003, announcing the redemption of Del Webb Corporation Senior Subordinated Debentures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PULTE HOMES, INC.


Date:
March 28, 2003                           By:   /s/ John R. Stoller
                                             -----------------------------------
                                               Name:   John R. Stoller
                                               Title:  Senior Vice President,
                                                       General Counsel and
                                                       Secretary



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                                INDEX TO EXHIBITS


EXHIBIT NO.             DESCRIPTION

Exhibit 99.1: Press release dated March 27, 2003, announcing the redemption of Del Webb Corporation Senior Subordinated Debentures.